Exhibit 10.2
SECOND AMENDED AND RESTATED DST DEALER MANAGER AGREEMENT
June 26, 2026

Blue Owl Securities LLC

399 Park Avenue, 38th floor
New York, NY 10022
Ladies and Gentlemen:
This Second Amended and Restated DST Dealer Manager Agreement (this “Agreement”) is entered into by and among Blue Owl Real Estate Exchange LLC, a Delaware limited liability company (the “Sponsor”), Blue Owl Securities LLC, a Delaware limited liability company (the “Dealer Manager”) and, solely with respect to its obligations with respect to the OP Unit Investor Servicing Fee set forth in Section 4 hereof, Blue Owl NLT Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”).
The Sponsor is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), in the aggregate not to exceed $3,000,000,000 (such amount may be adjusted by Blue Owl Real Estate Net Lease Trust, a Maryland statutory trust (“Blue Owl REIT”)) of Class 1 beneficial interests (“DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”) pursuant to the terms and conditions set forth in the applicable Confidential Private Placement Memorandum for each Offering (as may be amended or supplemented from time to time and with all appendixes thereto, the “Memorandum”). In this Agreement, the term “Memorandum” shall refer to the single Memorandum used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement.
The Sponsor is an indirect subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which Blue Owl REIT, conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one or more properties (each, a “Property” and collectively, the “Properties”); or (ii) own one or more Properties directly or indirectly. Information regarding each Property in which DST Interests will be offered will be included in the Memorandum. Prior to the commencement of an Offering of DST Interests in any particular Trust, such Trust shall execute a joinder agreement in the form attached hereto as Exhibit A, pursuant to which such Trust will join this Agreement and agree to be bound by the terms and conditions hereof.
An Offering of DST Interests in any particular Trust will commence on the date of the Memorandum with respect to such Offering and terminate upon the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in such Trust are sold in such Offering, or (2) the date that is one year from the date of such Offering’s Memorandum (each an “Offering Termination Date”, collectively the “Offerings Termination Date”), subject, however, to extensions at the Sponsor’s sole discretion not to exceed two years from the commencement of such Offering. It is understood that no sale of DST Interests will be effective unless and until accepted by the applicable Trust. Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as an appendix to the Memorandum (as may be amended by the Sponsor, the “Subscription Agreement”).
Except as otherwise agreed by the Sponsor and the Dealer Manager, DST Interests sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and broker-dealers who are members of FINRA in good standing, registered investment advisers registered with the U.S. Securities and Exchange Commission (the “SEC”), properly licensed financial intermediaries and Servicing Dealers (defined below) (the “Participating Intermediaries”) with whom the Dealer Manager has entered into or will enter into Participating Intermediary Agreements (as defined below).

In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties hereto hereby agree as follows:
1.Representations and Warranties of the Sponsor.
The Sponsor hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Sponsor only makes such representations and warranties as of such date or dates:
1.1.From the date hereof and at all times subsequent thereto up to and including the Offerings Termination Date, the Memoranda will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no warranty or representation with respect to any statement contained in or omitted from the Memoranda made in reliance upon and in conformity with information furnished in writing to the Sponsor by the Dealer Manager or any Participating Intermediaries expressly for use in the Memoranda.

1.2.The Sponsor is a limited liability company duly and validly formed and existing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to conduct its business as described in the Memoranda.

1.3.No consent, approval, authorization or other order of any court or other governmental agency, authority or body has been or is required in connection with the execution or delivery of this Agreement or for the consummation of the transactions contemplated herein by the Sponsor or any Trust except as may be required under the Securities Act, and the applicable rules and regulations of the SEC promulgated under the Securities Act (the “Rules and Regulations”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under the applicable “blue sky” or other state securities laws.

1.4.Except as disclosed in the Memoranda, there are no actions, suits or proceedings against, or investigations of, the Sponsor or any of its subsidiaries pending or, to the knowledge of the Sponsor, threatened against the Sponsor or any of its subsidiaries before any court, arbitrator, regulatory body, administrative agency or other tribunal, domestic or foreign, that would reasonably be expected, individually or in the aggregate, to cause a Sponsor MAE (as defined below). “Sponsor MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Sponsor and its subsidiaries considered as a whole or (B) the ability of the Sponsor to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the DST Interests.

1.5.The Sponsor is not in violation of its certificate of formation or its limited liability company agreement, and the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the applicable Trust do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the organizational documents of the Sponsor or the applicable Trust, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Trust or the Sponsor or any subsidiary of the Sponsor is a party or by which the Sponsor, any subsidiary of the Sponsor or any of their respective properties is bound, or (iii) any rule, regulation or order of any court or other governmental agency or body with jurisdiction over the applicable Trust or the Sponsor, any subsidiary of the Sponsor or any of their respective properties, except (A) to the extent that the enforceability of the indemnity provisions contained in Section 7 of this Agreement may be limited under applicable securities laws, and (B) such breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Sponsor MAE.

1.6.This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Sponsor and constitutes the valid and binding agreement of the Sponsor, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

1.7.The issuance and sale of the DST Interests has been duly authorized by the Sponsor and the applicable Trust, and, when issued and duly delivered against payment therefor as contemplated by the Memoranda and this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, except (i) the right, but not the obligation, of the Operating Partnership to acquire all or a portion of the DST Interests in the Trust or indirect interests in the Trust’s subsidiary that is also a Delaware statutory trust or the Properties (the “FMV Option”), in exchange for units of limited partnership interests in the Operating Partnership (“OP Units”) or for cash, at the Operating Partnership’s sole discretion, as described in the Memoranda, with the class of OP Units received by each investor in exchange for its DST Interests to be set forth in the Subscription Agreement and (ii) the right, but not the obligation, of the Operating Partnership to purchase all or any portion of DST Interests from an investor upon written notice as described in the Memoranda, such FMV Option exercisable during a one-year option period beginning on the first day after all investors of the applicable Offering have held their DST Interests for at least two years. The DST Interests will conform in all material respects to the description of the DST Interests contained in the Memoranda. The issuance and sale of the DST Interests are not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Sponsor or the applicable Trust or any agreement to which the Sponsor or the applicable Trust is a party or otherwise. The Memoranda, as of its date (or as of the date of any such amendment or supplement, if applicable), will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 1.7 will not extend to such statements contained in or omitted from the Memoranda which are based upon information furnished in writing to the Sponsor by the Dealer Manager or any Participating Intermediary expressly for use in the Memoranda.

1.8.The Sponsor complies in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”).

1.9.The Sponsor and its subsidiaries possess all certificates, authorities, permits, licenses, approvals consents and other authorizations (collectively “Government Permits”) issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the business contemplated or operated by them, other than those Government Permits the failure of which to possess or own, would not cause, individually or in the aggregate, a Sponsor MAE. Neither the Sponsor nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Government Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Sponsor MAE.

1.10.None of the Trusts, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Sponsor participating in an Offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Sponsor’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Sponsor in any capacity at the time of sale (each, a “Sponsor Covered Person” and, together, “Sponsor Covered Persons”) is subject to any of the “Bad Actor” disqualifications set forth in Rule 506(d) of Regulation D under the Securities Act (a “Disqualifying Event”). The Sponsor has exercised, and during the term of an Offering will continue to exercise, reasonable care to determine whether any Sponsor Covered Person, any Dealer Manager Covered Person (as defined below) and any Participating Intermediary Covered Person (as defined in the Participating Intermediary Agreement) is subject to a Disqualifying Event. The Sponsor will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e) of Regulation D, and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager (unless the Dealer Manager’s Disqualifying Event or any Participating Intermediary’s Disqualifying Event is the sole reason for the required amended or supplemented Memorandum, in which case the Dealer Manager shall bear the cost of preparation and distribution of such amended or supplemented Memorandum), promptly furnish the Dealer Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request. The “Bad Actor” disqualifications include, among other things: (1) criminal convictions and court injunctions and restraining orders issued in connection with the purchase or sale of a security or false filings with the SEC; (2) final orders from the Commodities Futures Trading Commission, federal banking agencies and certain other regulators that bar a person from associating with a regulated entity or engaging in the business of securities, insurance or banking or that are based on certain fraudulent conduct; (3) SEC disciplinary orders relating to investment advisers, brokers, dealers and their associated persons; (4) SEC cease-and-desist orders relating to violations of certain anti-fraud provisions and registration requirements of the federal securities laws; (5) suspensions or expulsions from membership in a self-regulatory organization (“SRO”) or from association with an SRO member; and (6) U.S. Postal Service false representation orders. To the extent permitted by applicable law and without disclosing any non-public personal information regarding any Sponsor Covered Person, the Sponsor will promptly notify the Dealer Manager if it becomes aware of a Sponsor Covered Person who is or becomes the subject of a Disqualifying Event or determines that the Sponsor’s or a Trust’s exemption under Rule 506 of Regulation D is no longer available as a result of any Disqualifying Event.

1.11.Neither the Sponsor nor, to the knowledge of the Sponsor, any director, officer, employee or affiliate of the Sponsor is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

2.Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such date or dates:

2.1.The Dealer Manager is a Delaware limited liability company duly and validly formed and existing under the General Corporation Law of the State of Delaware with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

2.2.It is expressly understood between the Dealer Manager and the Sponsor that the Dealer Manager may cooperate with respect to the Offering and sale of the DST Interests with other broker-dealers who are registered as broker-dealers with the SEC, members of FINRA and duly licensed by the appropriate regulatory agency of each jurisdiction in which they will conduct offers and sales of the DST Interests, or with broker-dealers exempt from all such registration requirements. Such other Participating Intermediaries may be retained by the Dealer Manager as brokers on terms and conditions identical or similar to this Agreement and shall receive such rates of compensation as are agreed to between the Dealer Manager and the respective other Participating Intermediaries and as are in accordance with the terms hereof. At the Sponsor’s request, the Dealer Manager will provide to the Sponsor a list of all investors and broker-dealers with whom the Dealer Manager has initiated oral or written discussions regarding the Offering.

2.3.The Dealer Manager is, and during the term of this Agreement will be, (i) duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) a member of FINRA in good standing, (iii) a broker or dealer duly registered as such in those states or jurisdictions where the Dealer Manager is required to be registered in order to carry out the Offerings as contemplated by this Agreement, (iv) it and its employees and representatives are properly registered and licensed as required by any applicable law, rule, or regulation to act under this Agreement, and (v) it has established and implemented anti-money laundering compliance programs (the “AML Program”) in accordance with applicable law, including applicable FINRA rules, SEC rules and regulations (“Commission Rules”) and the USA PATRIOT Act, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the Offering and sale of the DST Interests. In addition, the Dealer Manager represents that it has established and implemented a program for compliance with all applicable regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control regulations (“OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement.
As of the date of this Agreement, the Dealer Manager is currently in compliance with all applicable AML Rules and OFAC Program requirements, specifically including, but not limited to, any Customer Identification Program requirements under Section 326 of the USA PATRIOT Act, and the Dealer Manager hereby agrees, upon request of the applicable Trust, to provide an annual certification to the applicable Trust that, as of the date of such certification (i) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements applicable to it, (ii) it has continued to implement its AML Program and its OFAC Program as applicable to it, and (iii) it is currently in compliance with all applicable AML Rules and OFAC Program requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act.

Further, there is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offerings as contemplated by this Agreement.

2.4.With respect to its participation and the participation by each Participating Intermediary in the offer and sale of the DST Interests (including, without limitation, any resales and transfers of DST Interests), the Dealer Manager agrees, and, by virtue of entering into the Participating Intermediary Agreement, each Participating Intermediary shall have agreed, to comply and shall comply with all applicable requirements under the Securities Act, the Exchange Act, conduct rules of FINRA or its predecessor, the National Association of Securities Dealers, Inc. (“NASD”), Regulation Best Interest under the Exchange Act, and any other applicable foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency in offering and selling the DST Interests. The Dealer Manager agrees, and each Participating Intermediary shall have agreed, to comply and shall comply with any applicable requirements with respect to its and each Participating Intermediary’s participation in any resales or transfers of the DST Interests. In addition, the Dealer Manager agrees, and each Participating Intermediary shall have agreed, that should it or they assist with the resale or transfer of the DST Interests, it and each Participating Intermediary will fully comply with all applicable FINRA or Commission Rules or any other applicable Federal or state laws, including Regulation D under the Securities Act.

2.5.No consent, approval, authorization or order of any court or other governmental agency, authority or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act or the Exchange Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws.

2.6.The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the Dealer Manager’s charter, bylaws or other organizational documents, as applicable, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound, or (iii) any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below). As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.

2.7.This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

2.8.Neither the Dealer Manager nor any of its directors, executive officers, general partners, managing members or other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer Manager or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the offer and sale of DST Interests (each, a “Dealer Manager Covered Person” and, together, “Dealer Manager Covered Persons”), is subject to any Disqualifying Events set forth in Rule 506(d) of Regulation D under the Securities Act applicable to the Dealer Manager except for a Disqualifying Event contemplated by Rule 506(d)(2) of the Securities Act, a description of which has been furnished in writing to the Sponsor prior to the date hereof. The “Bad Actor” disqualifications include, among other things: (1) criminal convictions and court injunctions and restraining orders issued in connection with the purchase or sale of a security or false filings with the SEC; (2) final orders from the Commodities Futures Trading Commission, federal banking agencies and certain other regulators that bar a person from associating with a regulated entity or engaging in the business of securities, insurance or banking or that are based on certain fraudulent conduct; (3) SEC disciplinary orders relating to investment advisers, brokers, dealers and their associated persons; (4) SEC cease-and-desist orders relating to violations of certain anti-fraud provisions and registration requirements of the federal securities laws; (5) suspensions or expulsions from membership in a self-regulatory organization (“SRO”) or from association with an SRO member; and (6) U.S. Postal Service false representation orders. To the extent permitted by applicable law and without disclosing any non-public personal information regarding any Dealer Manager Covered Person, the Dealer Manager will promptly notify the Sponsor if it becomes aware of a Dealer Manager Covered Person who is or becomes the subject of a Disqualifying Event or determines that the applicable Trust’s exemption under Rule 506 of Regulation D is no longer available as a result of any Disqualifying Event.

2.9.All information furnished to the Sponsor by the Dealer Manager in writing expressly for use in the Memoranda or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.10.In its agreements with Participating Intermediaries, the Dealer Manager will require the Participating Intermediaries to represent that:

2.10.1.it has exercised reasonable care, in accordance with Rule 506(e) of Regulation D, in making a factual inquiry into whether any Disqualifying Event exists with respect to the Participating Intermediary or any of its Participating Intermediary Covered Person;

2.10.2.it shall make periodic factual inquiry as to the occurrence or existence of any Disqualifying Events with respect to itself and its Participating Intermediary Covered Person, and shall conduct such factual inquiry with reasonable care in accordance with subsection (d)(2)(iv) of Rule 506 of Regulation D;

2.10.3.To the extent permitted by applicable law, it will promptly notify the Sponsor if it is or becomes subject to a Disqualifying Event or if it becomes aware that any of its Participating Intermediary Covered Person is or becomes the subject of a Disqualifying Event; and

2.10.4.If a Disqualifying Event occurs with respect to any of its Participating Intermediary Covered Person, the Sponsor shall have the right to terminate the Participating Intermediary Agreement with effect from the date of the occurrence of the Disqualifying Event.

3.Offer and Sale of the DST Interests.

3.1.Engagement of Dealer Manager. Subject to the terms and conditions set forth herein, the Sponsor hereby engages and appoints the Dealer Manager as its dealer manager to offer, and to cause Participating Intermediaries to offer, on a “best efforts” basis, the DST Interests in the Offerings on the terms and conditions set forth in the Memoranda. The Dealer Manager hereby accepts such engagement and appointment and agrees to act as dealer manager during the period commencing on the date hereof and ending on the termination of this Agreement. Nothing contained in this Section 3 shall be construed to impose upon the Sponsor the responsibility of assuring that prospective investors meet the suitability standards contained in the Memoranda or to relieve the Dealer Manager or any Participating Intermediaries of the responsibility of complying with any applicable rules promulgated by FINRA or, if applicable, the laws of any foreign jurisdiction.

3.2.Participating Intermediaries. The Dealer Manager is authorized to enter into Participating Intermediary Agreement materially in the form attached as Exhibit B to this Agreement or in such other form as shall be approved in writing by the Dealer Manager with broker-dealers who are members of FINRA in good standing or other financial intermediaries to solicit subscriptions for DST Interests in the Offerings at the purchase price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the applicable Memorandum.

4.Dealer Manager Compensation.

4.1.Upfront Sales Load. Subject to any discounts and other special circumstances or limitations described in or otherwise provided in the applicable Memorandum or this Section 4, the Sponsor shall provide the Dealer Manager an upfront sales load charge, including any upfront selling commission and any dealer manager fee or similar upfront compensation (the “Upfront Sales Load”) for DST Interests purchased through certain Participating Intermediaries, provided that such amount in the aggregate shall not exceed 7.0% of the total purchase price of the DST Interests sold in the applicable Offering (the “Offering Amount”) for Blue Owl Real Estate Exchange I DST and 6.0% (or any such lower amount as provided in the applicable Memorandum for one or more subsequent Trusts) of the Offering Amount for subsequent Offerings.

4.1.1.The applicable Upfront Sales Load provided to the Dealer Manager will be paid substantially concurrently with the sale of the applicable DST Interests. All of the applicable Upfront Sales Load received by the Dealer Manager shall be reallowed (paid) in whole or in part by the Dealer Manager to certain Participating Intermediaries or its affiliates, which Participating Intermediaries sold the DST Interests giving rise to such charge of the applicable Upfront Sales Load, as described more fully in the Participating Intermediary Agreement or other agreements entered into with each such Participating Intermediary and its affiliates, and which Participating Intermediary Agreement or other agreements will provide the amount of the applicable Upfront Sales Load, if any, which will be reallowed to the applicable Participating Intermediary or its affiliates.

4.2.Reserved.

4.3.Investor Servicing Fee. Subject to any special circumstances or limitations described in or otherwise provided in the applicable Memorandum or this Section 4,

4.3.1.in consideration for the services rendered by the Dealer Manager, each Trust will pay to the Dealer Manager a fee (the “DST Investor Servicing Fee”) equal to 0.25% per annum of (i) the Offering Amount with respect to Blue Owl Real Estate Exchange I DST and (ii) the Offering Amount, net of the Upfront Sales Load and Expense Reimbursement (as defined in the applicable Memorandum) with respect to subsequent Offerings. The DST Investor Servicing Fee will be payable quarterly in arrears with respect to Blue Owl Real Estate Exchange I DST and monthly in arrears with respect to subsequent Offerings (or any other frequency specified in the applicable Memorandum), and may be reallowed (paid) in whole or in part to Participating Intermediaries who sold the DST Interests giving rise to such DST Investor Servicing Fee or Servicing Dealers (as described in Section 4.3.3 below) to the extent such Participating Intermediary Agreement with the Participating Intermediary provides for such reallowance (in whole or in part) and the Participating Intermediary is in compliance with the terms of such agreement related to such reallowance, as described more fully in the Participating Intermediary Agreement entered into with each such Participating Intermediary or Servicing Dealer, and which Participating Intermediary Agreement will provide the amount of the DST Investor Servicing Fee, if any, which will be reallowed to the applicable Participating Intermediaries or Servicing Dealers. Each Trust will cease paying the DST Investor Servicing Fee with respect to any DST Interests as of the effective date of a FMV Option exercised by the Operating Partnership with respect to such DST Interests; and

4.3.2.the Operating Partnership will pay to the Dealer Manager, solely with respect to OP Units issued in connection with an FMV Option, and only until the Fee Limit (if any and as defined below) has been reached, a fee (the “OP Unit Investor Servicing Fee” and, collectively with the DST Investor Servicing Fee, the “Investor Servicing Fee”) comprised of (a) for applicable Class S-1 OP Units, an investor servicing fee of 0.85% per annum of the aggregate net asset value (“NAV”) for the Class S-1 OP Units, (b) for applicable Class N-1 OP Units, an investor servicing fee of 0.50% per annum of the aggregate NAV for the Class N-1 OP Units and (c) for applicable Class D-1 OP Units, an investor servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D-1 OP Units. The OP Unit Investor Servicing Fee will be payable monthly in arrears and may be reallowed (paid) in whole or in part to the Participating Intermediary who sold the DST Interests for which the OP Units giving rise to such OP Unit Investor Servicing Fee were exchanged in connection with the FMV Option or to the Servicing Dealer, as described more fully in the Participating Intermediary Agreement entered into with each such Participating Intermediary, and which Participating Intermediary Agreement will provide the amount of the OP Unit Investor Servicing Fee, if any, which will be reallowed to the applicable Participating Intermediaries or Servicing Dealers. No OP Unit Investor Servicing Fee will be paid for Class I OP Units. For the avoidance of doubt, Class N-1 OP Unit is unavailable for purchase for the offering of Blue Owl Real Estate Exchange I DST.

4.3.3.Notwithstanding the foregoing, subject to the terms of the applicable Memorandum, at such time as the Participating Intermediary who sold the DST Interests giving rise to a portion of the Investor Servicing Fee is no longer the broker-dealer of record/custodian with respect to such DST Interests or OP Units, as applicable, or no longer satisfies any or all of the conditions in the applicable Participating Intermediary Agreement giving rise to a portion of the Investor Servicing Fee, then such Participating Intermediary’s entitlement to the Investor Servicing Fee related to such DST Interests or OP Units, as applicable, shall cease and such Participating Intermediary shall not receive the Investor Servicing Fee for any portion of the month in which such party is not eligible to receive the Investor Servicing Fee on the last day of the month. Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Investor Servicing Fee may be reallowed to the then-current broker-dealer of record/custodian of the DST Interests or OP Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Intermediary Agreement or similar agreement with the Dealer Manager (a “Servicing Agreement”), such Participating Intermediary Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance (in whole or in part) and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. All determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the Investor Servicing Fee to other broker-dealers who provide services with respect to the DST Interests or OP Units giving rise to a portion of the Investor Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

If the FMV Option is exercised, then in no event shall aggregate Upfront Sales Loads and Investor Servicing Fees (including OP Unit Investor Servicing Fees) paid by an investor exceed the percentage cap, if any, of the aggregate cash price paid by such investor for its DST Interests as set forth in the applicable Participating Intermediary Agreement related to such investor (the “Fee Limit”). For the avoidance of doubt, if the applicable Participating Intermediary Agreement related to an investor does not contain a specific Fee Limit, then no Fee Limit shall exist for such investor. On the date on which the Dealer Manager, in conjunction with Blue Owl REIT’s transfer agent, determines that the Fee Limit has been reached with respect to the OP Units of a particular class held by an investor, all OP Units of such class held by such investor automatically shall convert into Class I OP Units, and no further OP Unit Investor Servicing Fee shall be payable with respect to such OP Units.

4.4.Reallowance. The terms of any reallowance of Upfront Sales Loads and Investor Servicing Fees shall be set forth in the Participating Intermediary Agreement, Servicing Agreement or similar agreement entered into with the Participating Intermediaries or Servicing Dealers, as applicable. The Sponsor will not be liable or responsible to any Participating Intermediary or Servicing Dealer for direct payment or reallowance of any Upfront Sales Loads or Investor Servicing Fees to such Participating Intermediary or Servicing Dealer, the payment or reallowance, as applicable, of any Upfront Sales Loads or Investor Servicing Fees to such Participating Intermediary or Servicing Dealer being the sole and exclusive responsibility of the Dealer Manager. Notwithstanding the foregoing, at the discretion of the Sponsor, the Sponsor may act as agent of the Dealer Manager by making direct payment of Upfront Sales Loads or Investor Servicing Fees to Participating Intermediaries or Servicing Dealers on behalf of the Dealer Manager without incurring any liability.

4.5.Upfront Expenses.

4.5.1.With respect to Blue Owl Real Estate Exchange I DST, the Sponsor shall reimburse the Dealer Manager or Participating Intermediaries for reasonable out-of-pocket organizational and offering expenses incurred by the Dealer Manager or such Participating Intermediary as contemplated by the applicable Memorandum. The Dealer Manager or any Participating Intermediary shall provide to the Sponsor a detailed and itemized invoice for any such due diligence expenses or closing costs. The Dealer Manager shall not be entitled to receive any portion of any other fees or expenses described in the Memoranda and not specifically set forth herein.

4.5.2.With respect to subsequent Offerings, the Sponsor will receive a non-accountable Expense Reimbursement (as defined in the applicable Memorandum), as set forth in the applicable Memorandum.

4.6.Right to Reject Subscriptions or Cancel Sales. All subscriptions, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the applicable Trust, which reserves the right to reject a subscription, in whole or in part, for any or no reason. Orders not accompanied by a Subscription Agreement and the required payment for the DST Interests may be rejected. Issuance of the DST Interests will be made only after acceptance of the subscription by the applicable Trust and actual receipt by the applicable Trust of payment therefor. If the applicable Trust is not in actual receipt of the wired funds or equivalent from the qualified escrow account to the applicable Trust’s account in payment for the DST Interests, the applicable Trust reserves the right to cancel the sale without notice.

4.7.Fees after the Rejection of a Subscriber. No Upfront Sales Loads or Investor Servicing Fees shall be payable on any rejected subscription.

4.8.Dealer Manager Expenses. The Dealer Manager will pay for all of its own personnel costs and all expenses necessary for the Dealer Manager to remain in compliance with any applicable FINRA rules or federal or state laws, rules or regulations in order to participate in the Offerings as a broker-dealer.

5.Covenants of the Sponsor. The Sponsor covenants and agrees with the Dealer Manager that:

5.1.If, at any time prior to the Offerings Termination Date, any Memorandum, as then amended or supplemented, would, in the opinion of either the Sponsor or the Dealer Manager, include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is otherwise necessary, in the Sponsor’s reasonable discretion, at any time to amend or supplement a Memorandum, the Sponsor will promptly notify the Dealer Manager (unless notice of the need to amend or supplement the Memorandum shall have been received from the Dealer Manager) and the Dealer Manager will notify all Participating Intermediaries to suspend the Offering and sale of DST Interests related to such Offering until such time as the Sponsor, in its sole discretion (i) has prepared any required supplement or amendment to such Memorandum and (ii) instructs the Dealer Manager to resume the offer and sale of the DST Interests.

5.2.The Sponsor will, at no expense to the Dealer Manager, furnish the Dealer Manager with copies of the Memoranda and all amendments, supplements and exhibits thereto, as the Dealer Manager may reasonably request for the purposes contemplated by federal and state securities laws and any other printed sales literature or other materials the use of which has been approved in writing by the Sponsor in connection with the Offerings.

5.3.The Sponsor will apply the proceeds from the sale of the DST Interests as stated in the Memoranda.

5.4.The Sponsor will not conduct the Offerings or offer or sell any of the DST Interests by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

5.5.The Sponsor will make any filings regarding the Offerings that may be required by the SEC or any state securities administration, including without limitation preparing or causing to be prepared, executed and timely filed with the SEC a Notice on Form D relating to the Offerings under Regulation D and with applicable state securities regulatory agencies. Subject to the Dealer Manager’s actions and the actions of others in connection with the Offerings, the Sponsor will comply with all requirements imposed upon it by Regulation D and other applicable securities laws, including applicable state “blue sky” registration exemptions.

5.6.The Sponsor shall advise the Dealer Manager of any request made by the SEC or any state securities administrator to amend or supplement any Memorandum or for additional information or of the issuance by the SEC of any stop order or of any other order preventing or suspending the use of any Memorandum or the institution of any proceedings for that purpose. The Sponsor shall use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible. The Sponsor will notify the Dealer Manager in writing, promptly upon the occurrence of (i) any Disqualifying Event relating to any Sponsor Covered Person and (ii) any event that would, with the passage of time, become a Disqualifying Event relating to any Sponsor Covered Person.

6.Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Sponsor that the Dealer Manager shall:

6.1.The Dealer Manager agrees to use its best efforts to procure subscribers during the Offerings. At the Sponsor’s request, the Dealer Manager will provide the Sponsor a list of all prospective investors and intermediaries with whom the Dealer Manager has initiated oral or written discussions regarding an Offering.

6.2.With respect to the Dealer Manager’s participation and the participation by each Participating Intermediary in the offer and sale of DST Interests, the Dealer Manager will comply, and in its Participating Intermediary Agreements will require each Participating Intermediary to comply, in all material respects with all applicable requirements of (i) the Securities Act, the Rules and Regulations, the Exchange Act, the rules and regulations of the SEC promulgated under the Exchange Act, Regulation Best Interest and all other federal rules and regulations applicable to the Offering, (ii) applicable state securities or “blue sky” laws and regulations, (iii) the rules of FINRA applicable to the Offering, and (iv) with respect to each Broker-Dealer, the applicable Participating Intermediary Agreement.

6.3.The Dealer Manager will, and will require that each Participating Intermediary, (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D, as set forth in the Memorandum, and applicable state securities laws and regulations, (ii) not offer or sell DST Interests by any means otherwise inconsistent with this Agreement or the Memoranda, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests, other than with the prior written consent of the Sponsor and provided that any materials used in connection with such general advertising or general solicitation activities shall otherwise comply with the requirements of this Agreement.

6.4.The Dealer Manager shall, and shall cause each Participating Intermediary, to recommend DST Interests only to a prospective investor whom the Dealer Manager or Participating Intermediary, as applicable, has reasonable grounds to believe is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. For any Offering exempt from registration requirements under the Securities Act pursuant to Rule 506(c) of Regulation D, the Dealer Manager shall take, or shall cause each Participating Intermediary to take, reasonable steps to verify that a prospective investor is an Accredited Investor in accordance with Rule 506(c) of Regulation D, which reasonable steps may include, but are not limited to, the methods identified in Rule 506(c) of Regulation D. During the course of an Offering, the Dealer Manager will comply, and shall direct each Participating Intermediary who enters into a Participating Intermediary Agreement with the Dealer Manager to comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, Regulation Best Interest, the provisions of Regulation D and, if applicable, FINRA Rule 2111. The Dealer Manager shall direct each Participating Intermediary who enters into a Participating Intermediary Agreement with the Dealer Manager to make, or cause to be made, inquiries as required by this Agreement, each Memorandum or applicable law of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.

6.5.The Dealer Manager will, and will require that each Participating Intermediary, suspend or terminate the offer and sale of DST Interests in an Offering upon request of the Sponsor at any time and to resume the offer and sale of the DST Interests in such Offering upon subsequent request of the Sponsor in its sole discretion.

6.6.The Participating Intermediary Agreements will require each Participating Intermediary to maintain, for at least six (6) years, or for the period of time required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine each investor met the financial qualifications and suitability standards imposed on the offer and sale of the DST Interests in the Offerings (both at the time of the initial subscription and at the time of any additional subscriptions).

6.7.The Dealer Manager will require in its agreements with each Participating Intermediary that each Participating Intermediary, respectively, comply with the submission of orders procedures set forth in the applicable Participating Intermediary Agreement. If the Dealer Manager receives a subscription agreement or wire transfer (“instrument of payment”) not conforming to the instructions set forth in the form of Participating Intermediary Agreement, the Dealer Manager shall return such subscription agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

6.8.During the course of an Offering, the Dealer Manager will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum for such Offering.

6.9.During the course of an Offering and prior to the sale of DST Interests, the Dealer Manager will provide, or will cause each Participating Intermediary to provide, each offeree with a copy of the Memorandum relating to such offer.

6.10.The Dealer Manager may provide one or more of the following services to the Sponsor and the Trusts:

6.10.1.responding to customer inquiries of a general nature regarding each Trust;
6.10.2.coordinating with the Manager with crediting distributions from each Trust to customer accounts;
6.10.3.arranging for bank wire transfer of funds to or from a customer’s account;
6.10.4.coordinating with the Manager with responding to customer inquiries and requests regarding reports, notices, and other Trust documents;
6.10.5.forwarding private placement memoranda, tax notices and reports to beneficial owners of each Trust’s shares;
6.10.6.assisting each Trust in establishing and maintaining customer accounts and records;
6.10.7.assisting customers in changing account options, account designations and account addresses, and
6.10.8.providing such other similar services as each Trust may reasonably request to the extent the authorized service provider is permitted to do so under applicable statutes, rules, or regulations.

6.11.Until the Offerings Termination Date, if the Dealer Manager has been provided with a supplement or amendment to the Memorandum, the Dealer Manager will promptly distribute such supplement or amendment to persons who previously received a copy of the Memorandum from it and who it believes continue to be interested in participating in such Offering and will include such supplement or amendment in all deliveries of the Memorandum after receipt of any such supplement or amendment.

6.12.The Dealer Manager will not make any oral or written representations on behalf of the Sponsor other than those contained in the Memorandum for such Offering unless the making of such representations has been approved by the Sponsor in writing, nor will the Dealer Manager act as an agent of the Sponsor or for the Sponsor in any other capacity except as expressly set forth herein.

6.13.Except for the Participating Intermediary Agreements and any other agreement approved in advance by the Sponsor in writing, no agreement will be made by the Dealer Manager with any person permitting the resale, repurchase or distribution of any DST Interests.

6.14.The Dealer Manager will furnish to the Sponsor upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

6.15.The Dealer Manager will comply with all applicable federal and state laws and regulations relating to the collection, maintenance and disclosure of non-public information provided by prospective investors in connection with their proposed investment in the DST Interests.

7.Indemnification.

7.1.For the purposes of this Section 7, an entity’s “Indemnified Parties” shall include such entity’s officers, directors, trustees, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

7.2.The Sponsor and each Trust, severally and not jointly, will indemnify, defend (subject to Section 7.6) and hold harmless the Participating Intermediaries and the Dealer Manager, and their respective Indemnified Parties, from and against any losses, claims (including the reasonable cost of investigation), damages or liabilities (collectively, “Losses”), joint or several, to which such Participating Intermediaries or the Dealer Manager, or their respective Indemnified Parties, may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty contained herein by either the Sponsor or the Trust, any material breach of a covenant contained herein by either the Sponsor or the Trust, or any material failure by either the Sponsor or the Trust to perform its obligations hereunder or to comply with the state or federal securities laws applicable to the Offering, (b) any untrue statement or alleged untrue statement of a material fact contained in the Memoranda; or (c) the omission or alleged omission to state a material fact required to be stated in the Memoranda or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Sponsor and/or the Trust will reimburse each Participating Intermediary or Dealer Manager, and/or their respective Indemnified Parties, for any legal or other expenses reasonably incurred by such Participating Intermediary or Dealer Manager, and/or their respective Indemnified Parties, in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that the Sponsor or any Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished either (x) to the Sponsor or any Trust by the Dealer Manager or (y) to the Sponsor, any Trust or Dealer Manager by or on behalf of any Participating Intermediary expressly for use in the Memoranda. This indemnity agreement will be in addition to any liability which either the Sponsor or any Trust may otherwise have. Notwithstanding any provision to the contrary, for the avoidance of doubt, the indemnification obligation of each Trust under this Agreement shall be limited to only those items related to the Offering of DST Interests in that Trust and not for any other Offering or Trust.

Notwithstanding the foregoing, the indemnification and agreement to hold harmless provided in this Section 7.2 is further limited to the extent that no such indemnification by the Sponsor or any Trust of a Participating Intermediary or the Dealer Manager, or their respective Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws by the Sponsor or any Trust, unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

Notwithstanding anything herein to the contrary, the extent of a Trust’s obligation to indemnify, defend and hold harmless any party hereunder shall be limited to the extent that the applicable losses, claims, damages or liabilities arise out of or are based upon the Offering of DST Interests of such Trust.

7.3.The Dealer Manager will indemnify, defend and hold harmless the Sponsor and each Trust, and their respective Indemnified Parties, from and against any Losses to which the Sponsor, each Trust, or their respective Indemnified Parties may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such Losses arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager, any material breach of a covenant contained herein by the Dealer Manager or any material failure by the Dealer Manager to perform its obligations hereunder or other material violation by the Dealer Manager under this Agreement, (b) any untrue statement or any alleged untrue statement of a material fact contained in the Memoranda; (c) the omission or alleged omission to state in the Memoranda a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (a) and (b), to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Sponsor or any Trust by the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Memoranda; (d) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the DST Interests; (e) any breach or violation of any representation, warranty, covenant or agreement set forth in this Agreement; (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the Sponsor Indemnified Parties and each Trust for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

7.4.Each Participating Intermediary severally will indemnify, defend and hold harmless the Sponsor, Trust, the Operating Partnership, the Dealer Manager, and each of their respective Indemnified Parties, from and against any losses, claims, damages or liabilities to which the Sponsor, Trust, the Operating Partnership, the Dealer Manager, or any of their respective Indemnified Parties, may become subject, under the Securities Act or otherwise, insofar as such losses, claims (including the reasonable cost of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty by the Participating Intermediary, any material breach of a covenant by the Participating Intermediary or any material failure by the Participating Intermediary to perform its obligations hereunder or under the Participating Intermediary Agreement other material violation by the Participating Intermediary under this Agreement or under the Participating Intermediary Agreement, (b) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any supplement thereto, (c) the omission or alleged omission to state a material fact required to be stated in the Memorandum or necessary to make statements therein not misleading; provided, however, that in each case described in clauses (b) and (c), to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Sponsor, the Trust, the Operating Partnership or the Dealer Manager by the Participating Intermediary specifically for use with reference to the Participating Intermediary in the Memorandum, (d) any untrue statement made by such Participating Intermediary or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the

DST Interests, (e) any failure by the Participating Intermediary to comply with the Participating Intermediary Agreement, (f) any failure of the Participating Intermediary to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, Commission Rules and the USA PATRIOT Act, or (g) any other failure by the Participating Intermediary to comply with applicable FINRA or Commission Rules or any other applicable Federal or state laws, including its failure to ensure the appropriate FINRA licensing credentials for its representatives. Each Participating Intermediary will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Participating Intermediary may otherwise have.

7.5.Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof but failure to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have hereunder or otherwise, except to the extent that such failure materially prejudices the indemnifying party’s rights. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 7.6) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Alternatively, at its sole option, the indemnifying party, jointly with any other indemnifying parties similarly notified, may assume the defense thereof. In any action or proceeding the defense of which the indemnifying party assumes, the indemnified party will have the right to participate in such litigation and to retain its own counsel at such indemnified party’s own expense. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party, which consent will not be unreasonably withheld or delayed.

7.6.An indemnifying party under this Section 7 shall be obligated to reimburse an indemnified party for reasonable legal and other expenses as follows:

7.6.1.In the case of the Sponsor, any Trust, and/or the Operating Partnership indemnifying the Dealer Manager, the advancement of funds of the Sponsor, any Trust and/or the Operating Partnership to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Sponsor, any Trust, and/or the Operating Partnership; (ii) the legal action is initiated by a third party who is not a shareholder of the Sponsor, any Trust, and/or the Operating Partnership or the legal action is initiated by a shareholder of the Sponsor, any Trust, and/or the Operating Partnership acting in their capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Dealer Manager undertakes to repay the advanced funds to the Sponsor, any Trust, and/or the Operating Partnership, together with the applicable legal rate of interest thereon, in cases which the Dealer Manager is found not to be entitled to indemnification.

7.6.2.In any case of indemnification other than that described in Section 7.6.1 above, the indemnifying party shall pay all reasonable legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party (including other Participating Intermediaries that sign other Participating Intermediary or similar agreements). If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the reasonable expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm. Notwithstanding the foregoing, to the extent such law firm is not located in the same jurisdiction as any legal proceeding subject to such indemnity, the indemnifying party shall also cover reasonable local counsel fees of one other law firm in each jurisdiction where the litigation is pending, it being understood that the responsibilities of such local counsel shall be minimal and not overlap with that of the lead law firm, and that such responsibilities shall consist primarily of matters such lead law firm is unable to undertake on a cost-efficient basis.

7.7.The indemnity agreements contained in this Section 7 shall remain operative and in full force and effect regardless of: (a) any investigation made by or on behalf of any Participating Intermediary, or any person controlling any Participating Intermediary, or by or on behalf of the Sponsor, each Trust, the Operating Partnership, the Dealer Manager or any officer, trustee or director thereof, or by or on behalf of the Sponsor, each Trust, the Operating Partnership, or the Dealer Manager; (b) delivery of any DST Interest and payment therefor; and (c) any termination of this Agreement or any Participating Intermediary Agreement. A successor of any Participating Intermediary or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 7.

8.Survival of Provisions.
The respective agreements, representations and warranties of the Sponsor and the Dealer Manager set forth in this Agreement, with respect to each such applicable Offering, shall remain operative and in full force and effect until such applicable Offering Termination Date, regardless of: (a) any investigation made by or on behalf of the Dealer Manager or any Participating Intermediary or any person controlling the Dealer Manager or any Participating Intermediary or by or on behalf of the Sponsor, any Trust, the Operating Partnership, or any person controlling the Sponsor, any Trust, or the Operating Partnership; (b) the delivery of payment for the DST Interests; and (c) the delivery of signed Subscription Agreements. Following the termination of this Agreement, this Agreement will become void and there will be no liability of any party to any other party hereto, except for obligations under Sections 7, 8, 9, 10, 11, 12 and 17, all of which will survive the termination of this Agreement.
9.Applicable Law; Venue.
THE PARTIES TO THIS AGREEMENT, ACTING FOR THEMSELVES AND FOR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WITHOUT REGARD TO DOMICILE, CITIZENSHIP OR RESIDENCE, EXPRESSLY AND IRREVOCABLY SUBMIT TO, AS THE EXCLUSIVE FORUM FOR THE DETERMINATION OF ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT THAT IS LOCATED IN THE STATE OF NEW YORK, COUNTY OF NEW YORK. EACH OF THE PARTIES WAIVES ANY CLAIMS OF INCONVENIENT FORUM OR VENUE.

This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of New York applicable to contracts formed and to be formed entirely within the State of New York, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction.
10.Counterparts.

This Agreement may be executed, by facsimile, electronic transmission or otherwise, in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.
11.Entire Agreement.
This Agreement and the Exhibits attached hereto constitute the entire agreement among the parties and supersede any prior understanding, whether written or oral, prior to the date hereof with respect to the Offerings.
12.Successors and Amendment.

12.1.This Agreement shall inure to the benefit of and be binding upon the Sponsor, each Trust, the Operating Partnership, the Dealer Manager, and their respective successors and permitted assigns and shall inure to the benefit of the Participating Intermediaries to the extent set forth in Sections 1 and 7 hereof. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.

12.2.This Agreement may be amended only by the written agreement of each of the parties hereto.

12.3.None of the parties to this Agreement may assign or transfer any of such party’s rights or obligations under this Agreement without the prior written consent of the other parties hereto.

13.Term and Termination.

13.1.The Agreement, with respect to each applicable Offering, shall automatically terminate on such applicable Offering Termination Date.

13.2.The Agreement may be terminated by the Dealer Manager, on the one hand, or the Sponsor, on the other, in the event that (a) the Sponsor, on the one hand, or the Dealer Manager, on the other, shall have materially failed to comply with any of the material provisions of this Agreement or (b) the Sponsor, on the one hand, or the Dealer Manager, on the other, materially breaches any of its representations and warranties contained in this Agreement and, in the case of the Sponsor, such breach or breaches, individually or in the aggregate, would have a Sponsor MAE, and in the case of the Dealer Manager, such breach or breaches, individually or in the aggregate, would have a Dealer Manager MAE; provided, however, that no party may terminate this Agreement under this sentence unless such failure(s) or breach(es) under clause (a) or (b) above is or are not cured within thirty (30) days after such party has delivered notice of intent to terminate under this Section 13.2. In any case, this Agreement, with respect to each applicable Offering, shall expire at the close of business on such applicable Offering Termination Date.

13.3.Notwithstanding Section 13.1, this Agreement may be terminated by any party hereto upon sixty (60) days’ written notice to the other parties.

13.4.The Dealer Manager, upon the expiration or termination (with respect to each applicable Offering) of this Agreement, shall (i) promptly deposit any and all funds, if any, in its possession which were received from investors for the sale of DST Interests into the appropriate account designated by the Sponsor, (ii) promptly deliver to the Sponsor all records and documents in its possession which relate to the applicable Offering(s) and are not designated as dealer copies, (iii) provide a list of all purchasers and broker-dealers with whom the Dealer Manager has initiated oral or written discussions regarding such Offering(s), and (iv) notify Participating Intermediaries of such termination. The Dealer Manager, at its sole expense, may make and retain copies of all such records and documents but shall keep all such information confidential. The Dealer Manager shall use its best efforts to cooperate with the applicable Trust to accomplish an orderly transfer of management of such applicable Offering(s) to a party designated by the Sponsor.

13.5.In addition to any other obligations of the Sponsor that survive the expiration or termination of this Agreement, the Sponsor shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled under Section 4 at such time as such compensation becomes payable.

14.Reserved.

15.Reserved.

16.Suitability of Investors; Compliance with Privacy Laws.

16.1.The Dealer Manager agrees to retain its records in compliance with applicable law and make available a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer or sale of DST Interests at the time of the initial purchase of DST Interests to (i) the applicable Trust and (ii) representatives of the SEC, FINRA and applicable state or non-U.S. securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency for a period of at least six (6) years following the applicable Offering Termination Date. In addition, at the applicable Trust’s reasonable written request, which shall be no later than the six (6) year anniversary of such applicable Offering Termination Date, and at the applicable Trust’s sole expense, the Dealer Manager agrees to retain such records for a reasonable period of time beyond the six (6) year anniversary of such applicable Offering Termination Date. The Dealer Manager shall not purchase any DST Interests for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his, her, or its signature on a Subscription Agreement.

16.2.The Dealer Manager agrees, and in its agreements with Participating Intermediaries the Dealer Manager will require that the Participating Intermediaries to agree, (a) to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P, (ii) the privacy standards and requirements of any other applicable Federal or state law and (iii) its own internal privacy policies and procedures, each as may be amended from time to time; (b) to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and (c) to determine which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

In the event the Dealer Manager uses or discloses non-public personal information of any customers for purposes other than servicing the customers, or as otherwise required by applicable law, the Dealer Manager will consult the List to determine whether the affected customer has exercised his, her, or its opt-out rights. The Dealer Manager understands that it is prohibited from using or disclosing any non-public personal information of any customers that is identified on the List as having opted out of such disclosures.

17.Notices.
Any notice, approval, request, authorization, direction or other communication under this Agreement shall be deemed given (a) when delivered personally, (b) on the first business day after delivery to a national overnight courier service, (c) upon receipt when delivered via email or (d) on the fifth business day after deposited in the U.S. mail, properly addressed and stamped with the required postage, registered or certified mail, return receipt requested, in each case to the intended recipient at the address set forth below:

If to the Sponsor:	Blue Owl Real Estate Exchange LLC
150 N Riverside Plaza, 37th Floor Chicago, Illinois 60606
Attention: General Counsel
E-mail: [***]

If to the Operating Partnership:	Blue Owl NLT Operating Partnership LP
150 N Riverside Plaza, 37th Floor Chicago, Illinois 60606
Attention: General Counsel
E-mail: [***]

If to the Dealer Manager:	Blue Owl Securities LLC
399 Park Avenue, 38th floor
New York, NY 10022
Attention: Sean Connor
E-mail: [***]
If to the applicable Trust	See Exhibit A for additional information
Any party may change its address specified above by giving the other party notice of such change in accordance with this Section 17.
18.No Partnership.
Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager as an employee, agent or representative of, or in association with or in partnership with, the Sponsor, any Trust, or the Operating Partnership; instead, this Agreement shall only constitute the Dealer Manager as a dealer authorized to sell the DST Interests according to the terms set forth in the Memoranda and in this Agreement.
19.Severability.
The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.
[The remainder of the page is intentionally left blank.]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

“SPONSOR”

BLUE OWL REAL ESTATE EXCHANGE LLC

By:	/s/ Michael Reiter
Name: Michael Reiter
Title: Authorized Officer

“OPERATING PARTNERSHIP”

BLUE OWL NLT OPERATING PARTNERSHIP LP

By: By:	Blue Owl Real Estate Net Lease Trust, a Maryland Statutory Trust, its General Partner /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer
Accepted and agreed as of the date first above written:

“DEALER MANAGER”

BLUE OWL SECURITIES LLC

By:	/s/ Sean Connor
Name: Sean Connor
Title: President and Chief Executive Officer

EXHIBIT A
BLUE OWL SECURITIES LLC
FORM OF JOINDER TO SECOND AMENDED AND RESTATED DST DEALER MANAGER AGREEMENT
BLUE OWL REAL ESTATE EXCHANGE LLC
[Trust name] (“Trust”) hereby joins and agrees to the terms and conditions of that certain Second Amended and Restated DST Dealer Manager Agreement, dated as of June 26, 2026 (the “Second A&R DST Dealer Manager Agreement”), by and between Blue Owl Real Estate Exchange LLC, a Delaware limited liability company (the “Sponsor”), and Blue Owl Securities LLC, a Delaware limited liability company (the “Dealer Manager”) and, solely with respect to its obligations with respect to the OP Unit Investor Servicing Fee as defined in the Second A&R DST Dealer Manager Agreement, Blue Owl NLT Operating Partnership LP, a Delaware limited partnership. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Second A&R DST Dealer Manager Agreement. The Trust is offering DST Interests and holds direct or indirect ownership of the Property commonly referred to as [ ] and located at [ ].
The Trust hereby specifically acknowledges and agrees to its obligations with respect to the DST Investor Servicing Fee set forth in Section 4.3.1 of the Second A&R DST Dealer Manager Agreement and indemnification set forth in Section 7 of the Second A&R DST Dealer Manager Agreement.
IN WITNESS WHEREOF, this joinder agreement has been executed and delivered by the Trust as of ______________________, 20[ ].
[Trustee/manager name], as trustee of [Trust name], u/a/d [date]

By:
Name:
Title:

EXHIBIT B
FORM OF DST PARTICIPATING INTERMEDIARY AGREEMENT
BLUE OWL SECURITIES LLC
Ladies and Gentlemen:
Subject to the terms described in this DST Participating Intermediary Agreement (this “Agreement”), Blue Owl Securities LLC, a Delaware limited liability company as the dealer manager (the “Dealer Manager”) for Blue Owl Real Estate Exchange LLC, a Delaware limited liability company (the “Sponsor”), invites [ ]1 (“Participating Intermediary”) to participate in the distribution, on a “best efforts” basis, of Class 1 beneficial interests (“DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”).
I.Second Amended and Restated DST Dealer Manager Agreement.
The Dealer Manager has entered into that certain Second Amended and Restated DST Dealer Manager Agreement by and among the Dealer Manager, the Sponsor, solely with respect to its obligations with respect to the OP Unit Investor Servicing Fee set forth in Section 4 therein, Blue Owl NLT Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and certain other entities that have or may in the future join via execution of a joinder thereto, dated June 26, 2026 (as amended or restated, the “DST Dealer Manager Agreement”). Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the DST Dealer Manager Agreement.
As described in the DST Dealer Manager Agreement, the Sponsor is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), up to $3,000,000,000 of DST Interests in one or more Trusts pursuant to the terms and conditions set forth in a Confidential Private Placement Memorandum for each Offering (as may be amended or supplemented from time to time with all appendixes thereto, the “Memorandum”). In this Agreement, the term Memorandum shall refer to a single Memorandum used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement.
The Sponsor is an indirect subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which Blue Owl Real Estate Net Lease Trust, a Maryland statutory trust, conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a unit of beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one or more properties (each, a “Property” and collectively, the “Properties”); or (ii) own one or more Properties directly or indirectly. Information regarding each Property in which DST Interests will be offered will be included in the applicable Memorandum.

DST Interests will be offered and sold in an Offering during a period commencing on the date of the Memorandum and continuing until the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in a given Trust, as set forth in the Memorandum, are sold; and (2) twelve months from the commencement of such Offering, subject, however, to extensions not to exceed two years from the commencement of the Offering, exercisable at the sole discretion of the Sponsor.
In connection with performing the Dealer Manager’s obligations under the DST Dealer Manager Agreement, the Dealer Manager is authorized to enter into participating intermediary agreements materially in the form attached
1 Note to Participating Intermediary: Please confirm the name of the entity.

as Exhibit B to the DST Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Sponsor with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Intermediary will become one of the “Participating Intermediaries” referred to in the DST Dealer Manager Agreement and will be entitled to and subject to the terms and conditions of the DST Dealer Manager Agreement (a copy of which shall be available to Participating Intermediary upon request), including without limitation the provisions of the DST Dealer Manager Agreement wherein the Participating Intermediaries severally agree to indemnify and hold harmless the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Sponsor, the Operating Partnership, any Trust or the Dealer Manager within the meaning of the Securities Act.
II.Sale of DST Interests.
The Dealer Manager agrees to provide to Participating Intermediary a copy of the Memorandum and any sales literature which has been approved in advance in writing by the Dealer Manager and the Sponsor to supplement the Memorandum in an Offering (collectively, the “Offering Materials”) with respect to which DST Interests may be offered by Participating Intermediary. Following its receipt and review of the Offering Materials with respect to an Offering, Participating Intermediary may elect not to participate in the offering of the DST Interests in an Offering by providing written notice to the Dealer Manager. The rights and obligations of Participating Intermediary and the Dealer Manager set forth in this Agreement with respect to an Offering shall become effective on the effective date of the Offering Materials of the Offering unless the Dealer Manager receives prompt written notice from the Participating Intermediary that Participating Intermediary is declining to participate in the Offering. The defined terms “Offering,” “Memorandum” or “Property Supplement,” and “Trust” shall only relate to those terms as they relate to an Offering where Participating Intermediary participates in the Offering and, for the avoidance of doubt, shall not relate to Offerings where Participating Intermediary has elected not to participate. If written notice not to participate with respect to a particular Offering is received by the Dealer Manager from Participating Intermediary, Participating Intermediary and Dealer Manager shall have no further rights or obligations to one another with respect to such Offering.
Participating Intermediary hereby agrees to use its best efforts to sell the DST Interests for cash on the terms and conditions set forth in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Intermediary an employee, agent, representative or partner of the Dealer Manager, the Operating Partnership, any Trust or the Sponsor, and Participating Intermediary is not authorized to act for the Dealer Manager, the Operating Partnership, any Trust or the Sponsor or to make any representations on their behalf except as set forth in the Memorandum. Participating Intermediary acknowledges and agrees that the Sponsor and the Dealer Manager may engage broker-dealers who are registered under the Exchange Act and members of FINRA or other investment advisers registered under the Investment Advisers Act of 1940, as amended, or comparable state securities laws, to offer and sell the DST Interests, as applicable.

III.Submission of Subscription Agreements.
Each person desiring to purchase DST Interests in the Offering will be required to complete and execute a subscription agreement substantially in the form attached as an appendix to the Memorandum (a “Subscription Agreement”) and to deliver to Participating Intermediary such completed and executed Subscription Agreement and deliver to the Trust a check, draft or wire (a “Subscription Payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Any minimum purchase amount may be waived in the sole discretion of the Trust. Persons who purchase DST Interests will be instructed by Participating Intermediary to make their instruments of payment payable to or for the benefit of the applicable Trust. Subscription Agreements and Subscription Payments received by the Participating Intermediary which conform to the foregoing instructions shall be promptly transmitted for deposit to the Trust or its designated agent.
IV.Pricing.
The purchase price for subscriptions for DST Interests will be as described in each Memorandum, and DST Interests will be offered in accordance with the offering terms and conditions as set forth in each Memorandum.

Except as otherwise indicated in a Memorandum or in any letter or memorandum sent to Participating Intermediary by the Sponsor or Dealer Manager, purchases must be for at least the minimum purchase amount set forth in the applicable Memorandum. The Trust will sell the DST Interests at the offering price, subject to adjustments described in or otherwise provided in the applicable Memorandum. Each person desiring to purchase DST Interests in the Offering must submit subscriptions for a certain dollar amount, rather than a number of DST Interests and, as a result, may receive fractional DST Interests.
Notwithstanding the foregoing, with respect to any DST Interests to be purchased by a custodial account, the Participating Intermediary shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Trust or its designated agent. The Participating Intermediary shall furnish with each delivery of Subscription Payments a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, dollar amount of DST Interests subscribed for, and the amount of money paid.
V.Participating Intermediary’s Compensation.
Except as may be provided in the Memorandum and subject to the Dealer Manager’s receipt of any sales loads and/or investor servicing fees from the applicable Trust, as compensation for completed sales and ongoing shareholder services rendered by Participating Intermediary hereunder, Participating Intermediary is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

VI.Representations, Warranties and Covenants of Participating Intermediary.
In addition to the representations and warranties found elsewhere in this Agreement, Participating Intermediary represents, warrants and agrees that, as of the date hereof and at all times during the term of this Agreement:
a.It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Intermediary is organized.

b.It is empowered under applicable laws and by Participating Intermediary’s organizational documents to enter into this Agreement and perform all activities and services of Participating Intermediary provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Intermediary’s ability to perform under this Agreement.

c.The execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein, and the consummation of the transactions contemplated herein, including the issuance and sale of the DST Interests, will not constitute a breach of, or default under, any agreement or instrument by which Participating Intermediary is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.

d.All requisite actions have been taken to authorize Participating Intermediary to enter into and perform this Agreement.

e.It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to DST Interests offered hereunder against Participating Intermediary or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Intermediary, within the meaning of Section 15 of the Securities Act.

f.Participating Intermediary will not offer, sell or distribute DST Interests, or otherwise make any such DST Interests available, in any jurisdiction outside of the United States or U.S. territories unless Participating Intermediary receives prior written consent from the Dealer Manager.

g.Participating Intermediary acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Intermediary.

h.None of (i) Participating Intermediary, (ii) any of Participating Intermediary’s directors, executive officers, other officers participating in an Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in an Offering of any such general partner or managing member of Participating Intermediary, or (iv) any other officers or employees of Participating Intermediary or any such general partner or managing member of Participating Intermediary that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with an Offering (each, a “Participating Intermediary Covered Person” and, collectively, the “Participating Intermediary Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Sponsor prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of DST Interests. Participating Intermediary has exercised and will continue to exercise reasonable care, in accordance with Rule 506(e) of the Securities Act, to determine the identity of each person that is a Participating Intermediary Covered Person and whether any Participating Intermediary Covered Person is subject to a Disqualifying Event. Participating Intermediary shall make periodic factual inquiry as to the occurrence of any Disqualifying Events with respect to Participating Intermediary and its Participating Intermediary Covered Persons, and shall conduct such factual inquiry with reasonable care in accordance with subsection (d)(2)(iv) of Rule 506 of the Securities Act. Participating Intermediary will promptly notify the Sponsor in writing of (x) any Disqualifying Event relating to any Participating Intermediary Covered Person not previously disclosed to the Sponsor in accordance with Section 2.10 of the DST Dealer Manager Agreement and (y) any event that would, with the passage of time, become a Disqualifying Event relating to any Participating Intermediary Covered Person. The Sponsor may immediately terminate this Agreement with effect from the date of the occurrence of a Disqualifying Event with respect to Participating Intermediary or any of its Participating Intermediary Covered Person.

VII.Right to Reject Subscriptions or Cancel Sales.
All subscriptions, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Sponsor, and the Sponsor reserves the right to reject any subscription for any or no reason. Subscriptions not accompanied by a Subscription Agreement and executed signature page thereto and the required Subscription Payment for the DST Interests may be rejected in the Sponsor’s sole discretion. Issuance and delivery of the DST Interests will be made only after actual receipt of payment therefor. If any Subscription Payment is not paid upon presentment, or if the Trust is not in actual receipt of clearinghouse funds or certified check or the equivalent in payment for the DST Interests prior to the sale, the Sponsor reserves the right to cancel the sale without notice.
VIII.Memoranda; Offers and Sales.
Participating Intermediary shall (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and applicable state securities laws and regulations, as set forth in the applicable Memorandum, (ii) not offer or sell DST Interest by any means otherwise inconsistent with this Agreement or the Memoranda, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests, other than with the prior written consent of the Sponsor or the Dealer Manager and provided that any materials used in connection with such general advertising or general solicitation activities shall otherwise comply with the requirements of this Agreement and the DST Dealer Manager Agreement.
Participating Intermediary is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the DST Interests except as set forth in the Memoranda or as otherwise specifically authorized by the Sponsor. The Dealer Manager will make available to Participating Intermediary the Memorandum for delivery to investors.
Participating Intermediary agrees that it shall have delivered (a) to each investor to whom an offer to sell the DST Interests is made, as of the time of such offer, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Intermediary by the Dealer Manager and (b) to each investor that subscribes for DST Interests, as of the time the Sponsor accepts such investor’s order to purchase the DST Interests within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Intermediary by the Dealer Manager. Participating Intermediary agrees that it will not send or give any supplement to the Memorandum to an investor unless it has previously sent or given a Memorandum and all supplements, amendments and exhibits thereto.
Participating Intermediary agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of DST Interests to potential investors. Participating Intermediary agrees that it will not (i) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of DST Interests to members of the public in such jurisdiction, (ii) use in connection with the offer or sale of DST Interests any material or writing which relates to another sponsor supplied to it by the Sponsor or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the sponsor to which it relates, or (iii) use in connection with the offer or sale of DST Interests any materials or writings which have not been previously approved by the Dealer Manager or the Sponsor in writing. Participating Intermediary further agrees, if the Dealer Manager so requests, to furnish a copy of any revised Memorandum to each person to whom it has furnished a copy of any Memorandum.
IX.License and Association Membership; Compliance with Applicable Laws.
Participating Intermediary’s acceptance of this Agreement constitutes a representation and warranty to the Sponsor, each Trust and the Dealer Manager that Participating Intermediary is currently, and at all times during the performance of Participating Intermediary’s obligations under this Agreement, (a) duly registered as a broker-dealer under the Exchange Act, (b) a member in good standing of FINRA, and (c) duly licensed or registered as a broker-dealer in each of the states and the other jurisdictions (including under the laws of any jurisdictions listed on Schedule III) where it will offer or sell DST Interests and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the DST Interests in all such states and other jurisdictions. This Agreement shall automatically terminate with no further action by any party hereto if Participating Intermediary ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of the state in which Participating Intermediary’s principal office is located. Participating Intermediary agrees to notify the Dealer Manager immediately if Participating Intermediary ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of any state in which Participating Intermediary is currently registered or licensed.
Participating Intermediary’s acceptance of this Agreement constitutes a representation and warranty to the Sponsor, the Operating Partnership, each Trust and the Dealer Manager that Participating Intermediary’s performance of its obligations under this Agreement shall comply with all applicable terms and requirements of (i) the DST Dealer Manager Agreement (a copy of which shall be available to Participating Intermediary upon request), which such terms are incorporated herein by reference, (ii) this Agreement, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) the Advisers Act and the rules and regulations of the SEC promulgated under the Advisers Act, (vi) state securities or “blue sky” laws and regulations, (vii) all rules promulgated by FINRA and the National Association of Securities Dealers applicable to the Offering (collectively, the “FINRA Rules”), (viii) Regulation Best Interest, and (ix) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the DST Interests, or the activities of Participating Intermediary pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (viii) the Memoranda. Participating Intermediary agrees to comply and shall comply with any applicable requirements with respect to its participation in any resales or transfers of the DST Interests.
Participating Intermediary currently has in place and effect and shall maintain in place and full force and effect during the term of this Agreement, insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Intermediary’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.
X.Limitation of Offer; Suitability; Accredited Investor Verification.
Participating Intermediary shall recommend DST Interests only to a prospective investor whom Participating Intermediary or any person associated with the Participating Intermediary has reasonable grounds to believe, on the basis of the information obtained from the potential investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known by Participating Intermediary or an associated person, that the prospective investor is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. During the course of an Offering, Participating Intermediary shall comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D. Participating Intermediary shall make, or cause to be made, inquiries as required by this Agreement, the Memoranda or applicable law of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.
Participating Intermediary will sell DST Interests as set forth on Schedule I to this Agreement, and Participating Intermediary will only sell such DST Interests to those persons who are eligible to purchase such DST Interests as described in the Memorandum.
Nothing contained in this Agreement shall be construed to impose upon the Sponsor, the Operating Partnership, any Trust or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards or Accredited Investor status in accordance with the terms and provisions of the Memoranda. Participating Intermediary shall not purchase any DST Interests for a discretionary account without obtaining the prior written approval of Participating Intermediary’s customer and such customer’s completed and executed Subscription Agreement. Participating Intermediary agrees to comply with the record-keeping requirements imposed by federal and state securities laws and the rules and regulations thereunder.
Participating Intermediary agrees to ensure that, in recommending or otherwise facilitating the purchase, sale or exchange of DST Interests to an investor, that (a) the investor has an apparent understanding of the fundamental risks of an investment in DST Interests and the tax consequences of an investment in the DST Interests and (b) the investor has been informed by Participating Intermediary of all pertinent facts relating to the illiquidity and lack of transferability or marketability of the DST Interests during the term of the investment. Participating Intermediary shall make reasonable inquiry to determine if the prospective investor is acquiring the DST Interests for his own account or on behalf of other persons, and that the prospective investor understands the limitations on the prospective investor’s disposition of the DST Interests as set forth in the Memoranda. Prior to the sale of the DST Interests, Participating Intermediary shall not, in any event, make any representation on behalf of the Sponsor, a Trust or the Adviser except as set forth in the applicable Memorandum.
XI.Disclosure Review; Confidentiality of Information.
Participating Intermediary agrees that it shall have reasonable grounds to believe based on the information made available to it through the Memoranda or other materials that all material facts are adequately and accurately disclosed in the Memoranda and that the Memoranda provides a reasonable basis for evaluating an investment in the

DST Interests. In making this determination, Participating Intermediary shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the Sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Intermediary relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Intermediary shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Sponsor.

It is anticipated that (a) Participating Intermediary and Participating Intermediary’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Intermediary that are conducting a due diligence inquiry on behalf of Participating Intermediary and (b) persons or committees, as the case may be, responsible for determining whether Participating Intermediary will participate in the Offering ((a) and (b) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager and Blue Owl Real Estate Capital LLC (“Adviser”), or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Intermediary agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Intermediary’s due diligence inquiry. Participating Intermediary agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Intermediary’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the DST Interests.
Participating Intermediary further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Intermediary’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Intermediary’s confidentiality obligation. Participating Intermediary acknowledges that Participating Intermediary or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Sponsor and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Intermediary acknowledges that Participating Intermediary or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Sponsor and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Intermediary acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Sponsor to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (i) if approved in writing for disclosure by the Sponsor or the Dealer Manager, (ii) pursuant to a subpoena or as required by law, or (iii) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC, FINRA or any state securities administrator), provided that Participating Intermediary shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to the foregoing clauses (ii) and (iii).

XII.Compliance with Anti-Money Laundering Compliance Programs.
Participating Intermediary’s acceptance of this Agreement constitutes a representation to the Sponsor, the Operating Partnership, each Trust and the Dealer Manager that Participating Intermediary has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, SEC Rules and the USA Patriot Act specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA Patriot Act, the “AML Rules”), reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of DST Interests. In addition, Participating Intermediary represents that it has established and implemented a program for compliance with Executive Order 13224 and all regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control Department of Commerce, Bureau of Industry and Security, or the Department of State (such regulations and program, “Sanctions,” and such program as established by the Participating Intermediary, “OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement. Upon request by the Dealer Manager at any time, Participating Intermediary hereby agrees to (i) furnish a written copy of its AML Program and OFAC Program to the Dealer Manager for review, and (ii) furnish a copy of the findings and any remedial actions taken in connection with Participating Intermediary’s most recent independent testing of its AML Program and/or its OFAC Program.
Participating Intermediary represents that it has complied and will comply with Section 326 of the USA Patriot Act and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations. Participating Intermediary hereby represents that it has adopted and implemented, and will maintain a written AML Program including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act and the rules and regulations promulgated thereunder, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations and its AML Program, Participating Intermediary agrees to verify the identity of its new customers, to maintain customer records, and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Participating Intermediary will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing. Participating Intermediary will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, Participating Intermediary hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with Participating Intermediary’s most recent independent testing of its AML Program. Participating Intermediary agrees to notify the Dealer Manager immediately if Participating Intermediary is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.
In connection therewith and notwithstanding anything contained to the contrary herein, Participating Intermediary agrees that it shall (i) disclose to the Dealer Manager any potentially suspicious or unusual activity detected as part of the Customer Identification Program being performed in connection with the offering or sale of DST Interests pursuant to this Agreement in order to enable the Dealer Manager to file a suspicious activity report, as appropriate based on the Dealer Manager’s judgment, and (ii) provide its books and records relating to its performance of Customer Identification Program to the SEC, FINRA or authorized law enforcement agencies at their request. In addition, Participating Intermediary represents that each of its custodian and the Broker of Record/Custodian (if different legal entities) have an AML Program and OFAC Program which complies with the requirements set forth in this Section XII and that Participating Intermediary’s clients are subject to the requirements contained in such programs.
Participating Intermediary shall, upon request by the Dealer Manager, (A) provide an annual certification to the Dealer Manager that, as of the date of such certification, (1) it has implemented and is continuing to implement its AML Program and its OFAC Program, (2) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (3) it is currently in compliance with all AML Rules and OFAC requirements, and

(4) that Participating Intermediary shall perform all of the specified requirements for Customer Identification Programs as required by 31 C.F.R. § 1023.220 and (B) perform and carry out, on behalf of both the Dealer Manager and the Trusts, the Customer Identification Program requirements in accordance with Section 326 of the USA PATRIOT Act and applicable Securities and Exchange Commission and Treasury Department Rules thereunder.

XIII.Privacy.
The Dealer Manager and Participating Intermediary (each referred to individually in this section as a “party”) agree as follows:
a.Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P; (ii) the privacy standards and requirements of any other applicable Federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;

b.Each party agrees to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

c.Each party shall be responsible for determining which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses non-public personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any non-public personal information of any customer that is identified on the List as having opted out of such disclosures.

XIV.Indemnification.

a.Participating Intermediary shall indemnify and hold harmless the Sponsor, the Operating Partnership, each Trust, the Dealer Manager and each of the Sponsor’s and the Dealer Manager’s respective officers and directors who controls the Sponsor or the Dealer Manager within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in (A) the Memoranda; or (ii) the omission to state in the Memoranda a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Sponsor, the Operating Partnership or any Trust by or on behalf of Participating Intermediary specifically for inclusion in the Memoranda; (iii) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, by Participating Intermediary or its representatives or agents in connection with the offer and sale of the DST Interests; (iv) any breach or violation of any representation, warranty, covenant or agreement set forth in the Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Participating Intermediary will reimburse the Indemnified Parties and each Trust for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Intermediary may otherwise have.

b.Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.

c.The indemnifying party under this Section XIV shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

d.The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Intermediary, or any person controlling Participating Intermediary or by or on behalf of the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Sponsor, the Operating Partnership, the Trusts or the Dealer Manager, (ii) delivery of any DST Interests and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Intermediary or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.

XV.Undertaking to Not Facilitate a Secondary Market in the DST Interests.
Participating Intermediary acknowledges that there is no public trading market for the DST Interests and that there are limits on the ownership and transferability of the DST Interests, which significantly limit the liquidity of an investment in the DST Interests. Participating Intermediary will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the DST Interests without the prior written approval of the Dealer Manager.
XVI.Arbitration.
All disputes arising out of or in connection with this Agreement, including without limitation, its existence, validity, interpretation, performance, breach or termination, and any provisions of the DST Dealer Manager Agreement incorporated into this Agreement, shall be submitted to, and fully and finally resolved by, binding arbitration, conducted on a confidential basis, under the then current commercial arbitration rules of the American Arbitration Association, except to the extent a claim is required to be arbitrated as specified in FINRA rules in which case the FINRA rules of arbitration will apply, in accordance with the terms of this Agreement (including the governing law provisions of this section) and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 –16). All arbitration proceedings, and all documents, pleadings and transcripts associated therewith, shall be kept strictly confidential by all parties, their counsel and other advisors, employees, experts and all others under their reasonable control. Unless the parties otherwise agree, each party shall appoint one arbitrator and the two party-appointed arbitrators shall appoint the third arbitrator, who shall also be the chair of the arbitration panel (the “Arbitrator”). The parties will request that the Arbitrator issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the Arbitrator shall be final and binding, and judgment upon any arbitration award may be entered in any appropriate state or federal court within the County of New York, State of New York or any other court having competent jurisdiction. All arbitration hearings will be held (i) for claims required to be arbitrated as specified in FINRA rules, at the New York FINRA District Office, (ii) in all other cases, in New York, NY, or (iii) in either case, at another mutually agreed upon site. In the event that a third party brings an action or other proceeding against either party to this Agreement (a “Third-Party Action”), then the party to this Agreement against which or whom such Third-Party Action is brought or asserted, may in such Third-Party Action, litigate any related claim which it may have against the other party to this Agreement, including, without limitation, by way of a claim, indemnity, cross-claim, counterclaim, interpleader or other third-party action without being obligate to arbitrate the same as otherwise provided in this Section XVI, except to the extent otherwise required in the FINRA rules regarding arbitration. In any such case, the matter which is the subject of such Third-Party Action (including any related claims, indemnity, cross-claim, counterclaim, interpleader or other third-party action, which either party hereto may have against the other) shall not be subject to arbitration, but shall be resolved exclusively within such Third-Party Action. Notwithstanding anything set forth herein to the contrary, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions in aid of arbitration, but such remedies will not be sought as a means to avoid or stay arbitration. In the event a court grants provisional remedies, the duration thereof shall last no longer than the Arbitrator (upon constitution of the arbitration panel) deems necessary to review such provisional remedies and render its own decision. Except as provided otherwise in Section 7 of the DST Dealer Manager Agreement, in any action or arbitration to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. Each party to this Agreement hereby waives a trial by jury in any legal action or proceeding relating to this Agreement.
XVII.Termination; Survival; Amendment; Entire Agreement.
Participating Intermediary will immediately suspend or terminate its offer and sale of DST Interests upon the request of the Sponsor or the Dealer Manager at any time and will resume its offer and sale of DST Interests hereunder upon subsequent request of the Sponsor or the Dealer Manager. Any party may terminate this Agreement at any time for any or no reason by written notice delivered pursuant to Section XX below. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the DST Dealer Manager Agreement.
Upon expiration or termination of this Agreement, the Dealer Manager shall pay to Participating Intermediary all earned but unpaid compensation to which Participating Intermediary is or becomes entitled under Section V hereof at such time as such compensation or reimbursement becomes payable.

The respective agreements and obligations of Participating Intermediary and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXIII of this Agreement and Section 7 of the DST Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.
Notwithstanding the termination of this Agreement or the payment of any amount to Participating Intermediary, Participating Intermediary agrees to pay Participating Intermediary’s proportionate share of any claim, demand or liability asserted against Participating Intermediary and other participating intermediaries on the basis that such participating intermediary or any of them constitute an association, unincorporated business or other separate entity, including in each case such participating intermediary’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Intermediary, and any such amendment, including any amendment to the DST Dealer Manager Agreement, shall be deemed accepted by Participating Intermediary upon submitting a Subscription Agreement for DST Interests after it has received such notice.
This Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.
XVIII.Use of Sponsor and Blue Owl Names.
Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Intermediary of the name or identifying marks of the Sponsor, the Operating Partnership, the Dealer Manager, “Blue Owl” or “Blue Owl Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Sponsor’s or Blue Owl’s name at any time and to request to review any materials generated by Participating Intermediary that use the Sponsor’s or Blue Owl’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.
XIX.Assignment; Third Party Beneficiary.
Participating Intermediary shall have no right to assign this Agreement or any of Participating Intermediary’s rights hereunder or to delegate any of Participating Intermediary’s obligations. Any purported assignment or delegation by Participating Intermediary shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Intermediary shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Intermediary. Each of the Sponsor, the Operating Partnership and the Trusts is a third-party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.
XX.Notice.
All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered by hand, personally or by commercial messenger, (b) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (c) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Blue Owl Securities LLC
399 Park Avenue, 38th Floor

New York, NY 10022
Attention: Sean Connor, President and Chief Executive Officer

Email: [***]

If to Participating Intermediary, to:	The address specified by Participating Intermediary on the signature page hereto.
XXI.Applicable Law and Venue.
This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of New York applicable to contracts formed and to be formed entirely within the State of New York, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, however, that the governing law for causes of action for violations of federal or state securities law shall be governed by the applicable federal or state securities law.
XXII.No Partnership.
Nothing in this Agreement shall be construed or interpreted to constitute Participating Intermediary as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Operating Partnership, the Sponsor, any Trust or the other participating distribution agents, and Participating Intermediary is not authorized to act for the Dealer Manager, the Operating Partnership, any Trust, the Sponsor or the other participating distribution agents or to make any representations on their behalf except as set forth in the Memoranda and this Agreement. Instead, this Agreement shall only constitute Participating Intermediary as a dealer authorized by the Dealer Manager to sell the DST Interests according to the terms set forth in the Memoranda and this Agreement.

XXIII.ERISA.
The parties agree as follows:

a.Participating Intermediary is a broker-dealer registered under the Exchange Act.

b.To the extent Participating Intermediary (or its representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Operating Partnership, the Sponsor, the Adviser, the sponsor of the Sponsor or each of their respective affiliates and related parties (collectively, the “Sponsor Parties”) provides directly to Participating Intermediary (or its representatives), without direct charge, for use in connection with Participating Intermediary’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of The Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Intermediary will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

c.Certain of the Sponsor Parties have financial interests associated with the purchase of DST Interests, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of DST Interests, as described in the Memorandum.

d.To the extent that Participating Intermediary provides investment advice to its Retirement Customers, Participating Intermediary will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Intermediary is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.

e.Participating Intermediary is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Intermediary or its Retirement Customers.

XXIV.Electronic Signatures and Electronic Delivery of Documents.

a.Electronic Signatures. If Participating Intermediary has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by Electronic Signature Law (as defined below)), to the extent the Sponsor allows the use of Electronic Signature, in whole or in part, Participating Intermediary represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) the Sponsor may accept each Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Intermediary’s client given with such client’s prior authorization and consent; (iv) the Sponsor may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Intermediary’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Intermediary’s client received all disclosures required by applicable Electronic Signature Law; and (v) without limitation of the foregoing, Participating Intermediary will comply with all applicable terms of: (1) the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., (2) the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Intermediary is licensed, and (3) applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA and any other governmental authority (collectively, “Electronic Signature Law”).

b.Electronic Delivery. If Participating Intermediary intends to use electronic delivery to distribute the Memoranda or other documents related to the Sponsor to any person, Participating Intermediary will comply with all applicable rules, regulations and guidance relating to the electronic delivery of documents issued by the SEC, FINRA and any other laws or regulations related to the electronic delivery of Memoranda, including, without limitation, Electronic Signature Law.
[Signatures on following pages.]

If the foregoing is in accordance with Participating Intermediary’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

BLUE OWL SECURITIES LLC

By:
Title:
Date:
We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.
1. Identity of Participating Intermediary:

Entity Name: [ ][2]

Type of entity: [ ]

Organized in the State of: [ ]

Licensed as broker-dealer in all States: Yes: ________ No: _________

If no, list all States licensed as broker-dealer:

Tax ID #: [ ]

2. Person to receive notices delivered pursuant to the Agreement.

Name: [ ]

Sponsor: [ ]

Address: [ ]

City, State and Zip: [ ]

Telephone: [ ]

Fax: [ ]

Email: [ ]

AGREED TO AND ACCEPTED BY PARTICIPATING INTERMEDIARY:

(Participating Intermediary’s Firm Name)

By:	________________________________
Name:
Title:
Date:

2 Note to Participating Intermediary: Please confirm and provide details required on this page.

SCHEDULE I
TO
PARTICIPATING INTERMEDIARY AGREEMENT WITH
BLUE OWL SECURITIES LLC
Name of Participating Intermediary: [ ]3
The following Schedule reflects the sales loads and investor servicing fees as agreed upon between Blue Owl Securities LLC. (the “Dealer Manager”) and Participating Intermediary, effective as of the effective date of the Participating Intermediary Agreement (the “Agreement”) between the Dealer Manager and Participating Intermediary in connection with an Offering of DST Interests in a Trust. Any capitalized terms used and not otherwise defined herein have the terms given to such terms in the Agreement.
DST Interests*

Upfront Sales Load**		Non-Accountable Expense Reimbursement (as defined in the applicable Memorandum) ***	DST Investor Servicing Fee Reallowed	Minimum Purchase
Upfront Selling Commission	Dealer Manager Fee	As set forth in the applicable Memorandum	.25% per annum of the Offering Amount, net of the Upfront Sales Load and Expense Reimbursement (as that term is defined in the applicable Memorandum)	$250,000
Dynamic Upfront Sales Load of up to 5% (or any such lower amount as provided in the Offering Materials for one or more subsequent Trusts)**** of the price per DST Interest sold (“Offering Amount”) in increments of 100 basis points
	1% of the Offering Amount

OP Units*

3 Note to Participating Intermediary: Please confirm the name of the entity.

OP Unit Class	Available at Participating Intermediary’s discretion	OP Unit Investor Servicing Fee Reallowed
Class S-1	Yes	.85% (Annualized Rate) of aggregate NAV of outstanding Class S-1 Units
Class N-1	Yes	.50% (Annualized Rate) of aggregate NAV of outstanding Class N-1 Units
Class D-1	Yes	.25% (Annualized Rate) of aggregate NAV of outstanding Class D-1 Units
Class I	Yes	None
* Dealer Manager may retain all or a portion of the Upfront Sales Load, DST Investor Servicing Fee and/or OP Unit Investor Servicing Fee to the extent the Participating Intermediary elects not to receive such Upfront Sales Load, DST Investor Servicing Fee and/or OP Unit Investor Servicing Fee.
** Payment for the Upfront Sales Load will be made in one lump-sum payment to the Participating Intermediary. Unless Participating Intermediary otherwise elects in writing, the Dealer Manager Fee cannot be waived. The Participating Intermediary may waive the Upfront Sales Load in full at its discretion by providing written notice to the Dealer Manager.
*** In addition to the Upfront Sales Load, the Sponsor (or its affiliate) will receive a non-accountable Expense Reimbursement as set forth in the applicable Memorandum. For the avoidance of doubt, such reimbursement will not be reallowed to Participating Intermediary.
**** To the extent that the maximum permissible amount of Upfront Sales Load is amended to any lower amount in the Offering Materials for one or more subsequent Trusts, the Participating Intermediary hereby acknowledges that such lower amount is deemed to automatically apply to each Offering in which DST Interests are offered by Participating Intermediary.
Upfront Sales Load
Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, and subject to the Dealer Manager’s receipt of the Upfront Sales Load from the Trust, as compensation for completed sales (as defined below) by Participating Intermediary of DST Interests in the Offering that Participating Intermediary is authorized to sell and for services rendered by Participating Intermediary hereunder, the Dealer Manager shall reallow to Participating Intermediary an Upfront Sales Load in an amount set forth in the table above. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for DST Interests pursuant to all applicable offering and subscription documents, payment for the DST Interests has been received by the Sponsor in full in the manner provided in Section II of the Agreement, the Sponsor has accepted the Subscription Agreement of such subscriber, and the Sponsor has thereafter distributed the Upfront Sales Load to the Dealer Manager in connection with such transaction.
Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, and subject to the Dealer Manager’s receipt of the Upfront Sales Load from the Trust, as compensation for completed sales by Participating Intermediary of DST Interests in the Offering that Participating Intermediary is authorized to sell and for services rendered by Participating Intermediary hereunder, the Dealer Manager shall reallow to Participating Intermediary the Upfront Sales Load in an amount set forth in the table above.

In no event shall Participating Intermediary withhold any portion of the purchase price for the DST Interests in an Offering, and the entirety of such purchase price shall be delivered to the Sponsor or its agent as set forth in the Subscription Agreement.
Except as otherwise provided herein, all expenses incurred by Participating Intermediary in the performance of Participating Intermediary’s obligations hereunder, including, but not limited to, expenses related to the DST Interests and any attorneys’ fees, shall be at Participating Intermediary’s sole cost and expense.
Investor Servicing Fee
The payment of the Investor Servicing Fee to Participating Intermediary is subject to terms and conditions set forth herein and the Memorandum as may be amended or supplemented from time to time.
From and after the sale of the DST Interests hereunder, and subject to the Dealer Manager’s receipt of the DST Investor Servicing Fee from the Trust and/or OP Unit Investor Servicing Fee from the Operating Partnership, the Dealer Manager will pay to Participating Intermediary during the term of the Participating Intermediary Agreement all or a portion of the DST Investor Servicing Fee that will be paid monthly and the OP Unit Investor Servicing Fee that will be paid monthly. The aggregate Investor Servicing Fee payable to Participating Intermediary shall equal the sum of the DST Investor Servicing Fee and the OP Unit Investor Servicing Fee and shall be in the amounts set forth in the table above. The class of OP Units received by an Investor in exchange for DST Interests in connection with the potential exercise of the FMV Option shall be as set forth in the table above and as provided in the applicable Subscription Agreement.
In no event shall the Investor Servicing Fee payable to Participating Intermediary exceed the Investor Servicing Fee payable to the Dealer Manager pursuant to the DST Dealer Manager Agreement with respect to the DST Interests sold by Participating Intermediary. The payment of the Investor Servicing Fee shall be subject to the following requirements:

(i)	the existence of an effective Participating Intermediary Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Intermediary; and
(ii)	the provision of the following services with respect to the DST Interests or OP Units, as applicable, by Participating Intermediary:
	1.	assistance with recordkeeping, including maintaining records for and on behalf of Participating Intermediary’s customers reflecting transactions and balances of DST Interests or OP Units owned, as applicable;
	2.	answering investor inquiries regarding the Trusts or the Operating Partnership, as applicable, including distribution payments and reinvestments; and
	3.	helping investors understand their investments upon their request.
Participating Intermediary hereby represents by its acceptance of each payment of the Investor Servicing Fee that it complies with each of the above requirements and is providing the above-described services.
Subject to the conditions described herein, the Dealer Manager will reallow to Participating Intermediary the DST Investor Servicing Fee and the OP Unit Investor Servicing Fee in the amounts described in the table above, respectively, on DST Interests sold by Participating Intermediary and on OP Units received in exchange for DST Interests sold by Participating Intermediary in connection with the potential exercise of the FMV Option. To the extent payable, the DST Investor Servicing Fee will be payable monthly in arrears, and the OP Unit Investor Servicing Fee will be payable monthly in arrears, each as provided in the Memorandum. All determinations regarding the total amount and rate of reallowance of the Investor Servicing Fee, Participating Intermediary’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.
Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as Participating Intermediary is no longer the broker-dealer of record with respect to the DST Interests or OP Units, as applicable, or Participating Intermediary no longer satisfies any or all of the conditions set forth above, then Participating

Intermediary’s entitlement to the Investor Servicing Fees related to such DST Interests or OP Units shall cease, and Participating Intermediary shall not receive the Investor Servicing Fee for that month or any portion thereof (i.e., DST Investor Servicing Fees are payable with respect to an entire month without any proration, and OP Unit Investor Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Investor Servicing Fees may be reallowed to the then-current broker-dealer of record of the DST Interests or OP Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Intermediary Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Intermediary Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in its sole discretion. The Dealer Manager may also reallow some or all of the Investor Servicing Fee to other broker-dealers who provide services with respect to the DST Interests giving rise to a portion of the Investor Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.
General
Upfront Sales Loads and Investor Servicing Fees due to Participating Intermediary pursuant to the Agreement will be paid to Participating Intermediary within [30] days after receipt by the Dealer Manager. Participating Intermediary, in its sole discretion, may authorize Dealer Manager to deposit Upfront Sales Loads and Investor Servicing Fees or other payments due to it pursuant to the Agreement directly to its bank account. If Participating Intermediary so elects, Participating Intermediary shall provide such deposit authorization and instructions in Schedule II to the Agreement.
The parties hereby agree that the foregoing Upfront Sales Loads and Investor Servicing Fees are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the DST Interests, that Participating Intermediary’s interest in an Offering is limited to such Upfront Sales Loads and Investor Servicing Fees, as applicable, from the Dealer Manager and Participating Intermediary’s indemnity referred to in Section 7 of the DST Dealer Manager Agreement, and that the Sponsor, the Operating Partnership and the Trusts are not liable or responsible for the direct payment of such Upfront Sales Loads and Investor Servicing Fee to Participating Intermediary.
Except as otherwise described under “Upfront Sales Load” above, Participating Intermediary waives any and all rights to receive compensation, including the Upfront Sales Load and Investor Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Intermediary acknowledges and agrees that, if the Sponsor or a Trust pays Upfront Sales Loads or Investor Servicing Fees, as applicable, to the Dealer Manager, the Sponsor and the Trust are relieved of any obligation for Upfront Sales Loads or Investor Servicing Fees, as applicable, to Participating Intermediary. The Sponsor and each Trust may rely on and use the preceding acknowledgement as a defense against any claim by Participating Intermediary for Upfront Sales Loads or Investor Servicing Fees, as applicable, the Sponsor or the Trust pays to Dealer Manager but that Dealer Manager fails to remit to Participating Intermediary. Participating Intermediary affirms that the Dealer Manager’s liability for Upfront Sales Loads and Investor Servicing Fees is limited solely to the proceeds of Upfront Sales Loads and the Investor Servicing Fee, as applicable, receivable from the Sponsor or the Trust and Participating Intermediary hereby waives any and all rights to receive payment of Upfront Sales Loads Fees or the Investor Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the Upfront Sales Loads or Investor Servicing Fee, as applicable, from the Sponsor or the Trust.

SCHEDULE II
TO
PARTICIPATING INTERMEDIARY AGREEMENT WITH
BLUE OWL SECURITIES LLC
NAME OF PARTICIPATING INTERMEDIARY: [ ]4
SCHEDULE TO AGREEMENT DATED:
Participating Intermediary hereby authorizes the Dealer Manager or its agent to deposit Upfront Sales Loads and Investor Servicing Fees and other payments due to it pursuant to the Participating Intermediary Agreement to its bank account specified below. This authority will remain in force until Participating Intermediary notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Intermediary’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Intermediary for an amount not to exceed the amount of the erroneous deposit.

ACH Wire Bank Name: [ ] [5]

Bank Address: [ ]

Bank Routing Number: [ ]

Account Number: [ ]
Account Name: [ ]
“PARTICIPATING INTERMEDIARY”

(Print Name of Participating Intermediary)

By:
Title:
Date:

4 Note to Participating Intermediary: Please confirm the name of the entity.
5 Note to Participating Intermediary: Please confirm.

SCHEDULE III
TO
PARTICIPATING INTERMEDIARY AGREEMENT
[Participating Intermediary represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions]6:

•	Alabama	•	Montana
•	Alaska	•	Nebraska
•	Arizona	•	Nevada
•	Arkansas	•	New Hampshire
•	California	•	New Jersey
•	Colorado	•	New Mexico
•	Connecticut	•	New York
•	Delaware	•	North Carolina
•	District of Columbia	•	North Dakota
•	Florida	•	Ohio
•	Georgia	•	Oklahoma
•	Guam	•	Oregon
•	Hawaii	•	Pennsylvania
•	Idaho	•	Puerto Rico
•	Illinois	•	Rhode Island
•	Indiana	•	South Carolina
•	Iowa	•	South Dakota
•	Kansas	•	Tennessee
•	Kentucky	•	Texas
•	Louisiana	•	Utah
•	Maine	•	Vermont
•	Maryland	•	Virgin Islands
•	Massachusetts	•	Virginia
•	Michigan	•	Washington
•	Minnesota	•	West Virginia
•	Mississippi	•	Wisconsin
•	Missouri	•	Wyoming

6 Note to Participating Intermediary: Please confirm.